UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2018

Tallgrass Energy, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37365	47-3159268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective June 30, 2018 at 11:59 p.m. Central Daylight Time (the “Effective Time”), Tallgrass Energy Partners, LP, a Delaware limited partnership (“TEP”), completed its merger (the “Merger”) with Razor Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), with TEP surviving the Merger as a wholly owned subsidiary of Tallgrass Equity, LLC, a Delaware limited liability company (“Tallgrass Equity”) and its subsidiaries, pursuant to an Agreement and Plan of Merger, dated as of March 26, 2018 (the “Merger Agreement”), by and among Tallgrass Energy, LP, a Delaware limited partnership (formerly known as Tallgrass Energy GP, LP, “TGE”), Tallgrass Equity, TEP, Merger Sub, and Tallgrass MLP GP, LLC, a Delaware limited liability company (“TEP GP”). Tallgrass Equity is a subsidiary of TGE.

TEP completed the Merger following the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, by the holders of a majority of the issued and outstanding common units representing limited partner interests in TEP (“TEP Common Units”) at a special meeting of the holders of TEP Common Units (“TEP Unitholders”) held on June 26, 2018.

At the Effective Time, each TEP Common Unit, except for any TEP Common Unit held by Tallgrass Equity, Tallgrass Equity Investments, LLC, a wholly owned subsidiary of Tallgrass Equity (“Tallgrass Equity Investments”), or TEP, was converted into the right to receive 2.0 Class A shares representing limited partner interests in TGE (“TGE Class A Shares”). The TGE Class A Shares to which TEP Unitholders (other than Tallgrass Equity, Tallgrass Equity Investments and TEP) are entitled pursuant to the Merger Agreement are referred to in this Current Report on Form 8-K as the “Merger Consideration.” At the Effective Time, 95,386,194 TGE Class A Shares were issued as Merger Consideration. Following the Merger, 154,878,296 TGE Class A Shares are outstanding, which represents a 55.28% limited partner interest in TGE, and 125,305,459 Class B shares of TGE are outstanding, which represents a 44.72% limited partner interest in TGE.

Amendment to TEP Partnership Agreement

Pursuant to the Merger Agreement, the Amended and Restated Agreement of Limited Partnership of TEP, dated May 17, 2013 (the “TEP Partnership Agreement”) was amended at the Effective Time, to the extent necessary, to provide that the 834,391 general partner units representing a 1.13% general partner interest in TEP (the “TEP General Partner Interest”) issued and outstanding immediately prior to the Effective Time and held by TEP GP were automatically converted into a general partnership interest that will not participate in distributions in the surviving entity and, as a result, from and after the Effective Time, (i) TEP GP continued and shall continue as the general partner of the surviving entity without interruption, (ii) TEP GP was no longer and shall not be entitled to any distributions, allocation or other economic rights associated with the TEP General Partner Interest, (iii) TEP GP continued and shall continue to be entitled to any management rights associated with the TEP General Partner Interest and (iv) TEP continued without dissolution.

The description of the amendments to the TEP Partnership Agreement in this Item 1.01 is qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 to TGE’s Current Report on Form 8-K filed March 27, 2018.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The text set forth under Item 1.01 above is incorporated herein by reference.

The description of the Merger Agreement in Item 1.01 above is qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 to TGE’s Current Report on Form 8-K filed March 27, 2018.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2018, Tallgrass Energy GP, LLC, a Delaware limited liability company and the general partner of TGE (formerly known as TEGP Management, LLC, “TGE GP”), changed its name from “TEGP Management, LLC” to “Tallgrass Energy GP, LLC” pursuant to a Certificate of Amendment to Limited Liability Company Certificate of Formation (the “GP Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 29, 2018, providing for a future effective date and time of July 1, 2018 at 12:01 a.m. Central Daylight Time.

Also on July 1, 2018, TGE changed its name from “Tallgrass Energy GP, LP” to “Tallgrass Energy, LP” pursuant to a Certificate of Amendment to Certificate of Limited Partnership (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 29, 2018, providing for a future effective date and time of July 1, 2018 at 12:02 a.m. Central Daylight Time.

Also on July 1, 2018, TGE GP entered into the Second Amended and Restated Limited Partnership Agreement of TGE, dated July 1, 2018 (the “Second A&R LPA”), in order to reflect the change of TGE’s name from “Tallgrass Energy GP, LP” to “Tallgrass Energy, LP.”

Also on July 1, 2018, Tallgrass Energy Holdings, LLC, a Delaware limited liability company and the sole member of TGE GP entered into a Second Amended and Restated Limited Liability Company Agreement of TGE GP (the “Second A&R LLCA”), in order to reflect the change of TGE GP’s name from “TEGP Management, LLC” to “Tallgrass Energy GP, LLC.”

The foregoing descriptions of the GP Certificate of Amendment, the Certificate of Amendment, the Second A&R LPA and the Second A&R LLCA do not purport to be complete and are qualified in their entirety by reference to the full text of the GP Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein, the Certificate of Amendment, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein, the Second A&R LPA, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated by reference herein, and the Second A&R LLCA, a copy of which is filed as Exhibit 3.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Certificate of Amendment to Limited Liability Company Certificate of Formation of TEGP Management, LLC, dated June 29, 2018.

3.2	Certificate of Amendment to Certificate of Limited Partnership of Tallgrass Energy GP, LP, dated June 29, 2018.

3.3	Second Amended and Restated Limited Partnership Agreement of Tallgrass Energy, LP, dated July 1, 2018.

3.4	Second Amended and Restated Limited Liability Company Agreement of Tallgrass Energy GP, LLC, dated July 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY, LP

	By:	Tallgrass Energy GP, LLC,
its general partner

Date: July 2, 2018		By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer